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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 28, 2009

                              ONCOLOGIX TECH, INC.
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           (Name of Small Business Issuer as Specified in Its Charter)

                                    0-15482
                             ----------------------
                            (Commission File Number)
            Nevada                                                86-1006416
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(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                  P.O. Box 8832
                           Grand Rapids, MI 49518-8832
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                    (Address of principal executive offices)

                                 (616) 977-9933
                            -------------------------
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 - Other Events

     By letter dated August 12, 2009, the Securities and Exchange Commission ("SEC") notified us that unless we become current with our required public filings by August 27, 2009, the SEC may cause the Company to be de-registered under the securities laws and that the SEC may issue an order suspending public trading of the Company's securities. As a result of preliminary conversations with the staff of the SEC, believes that additional time may be granted that will be sufficient for the Company to be compliant with its filings. However, there is no assurance of that outcome. Such de-registration and suspension of trading will seriously limit the ability of investors to re-sell any of our shares held by them. In June, 2009, we began an effort to achieve compliance with all reporting requirements and our independent auditors are in the process of examining our financial statements with a view to certifying them as required by law.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 14, 2009                   ONCOLOGIX TECH, INC.


                                            By:   /s/  Anthony Silverman
                                               --------------------------------
                                                       Anthony Silverman,
                                                       Chief Executive Officer
                                                       and President

                                            By:   /s/  Michael A. Kramarz
                                               --------------------------------
                                                       Michael A. Kramarz,
                                                       Chief Financial Officer